Exhibit 10(c)

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of January 23, 2014 (this “Amendment”), by and among Tenet Healthcare Corporation, a Nevada corporation (the “Borrower”), Citicorp USA, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), the Loan Parties and the Lenders party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of October 19, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and each Lender and Issuer from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Requisite Lenders consent to the amendment to the Credit Agreement set forth herein;

WHEREAS, each Lender party hereto has agreed to consent to the amendment set forth herein, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Amendment to the Credit Agreement.  Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the terms and conditions set forth herein, the definition of “Excluded Subsidiary” is hereby amended and restated in its entirety to read as follows:

“Excluded Subsidiary” means, (a) each Subsidiary of the Borrower designated from time to time by the Borrower as such, unless the Borrower shall have subsequently revoked such designation by written notice of such revocation to the Administrative Agent and such Subsidiary shall have complied with the requirements of Section 7.10(a) (Additional Collateral and Guaranties); provided, however, that (i) the aggregate total assets of all Excluded Subsidiaries on the last day of the most recent fiscal period for which financial statements have been delivered pursuant to Section 6.1 (Financial Statements) shall be less than 30% of the Consolidated total assets of the Borrower and its Subsidiaries as of such date and (ii) the aggregate gross revenues of all such Subsidiaries for any Fiscal Quarter shall be less than 30% of the Consolidated gross revenues of the Borrower and its Subsidiaries for such Fiscal Quarter, in each case determined in accordance with GAAP, (b) any Subsidiary of the Borrower of which less than 60% of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by the Borrower or one or more Guarantors and (c) as of the Effective Date, each of the Subsidiaries of the Borrower listed on Schedule 1.1(a) (“Excluded Subsidiaries”).

2.                                      Conditions to Effectiveness.  This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Amendment Effective Date”):

(a)                                 this Amendment shall have been executed and delivered by the Borrower, the Loan Parties, the Requisite Lenders and the Administrative Agent;

(b)                                 there shall have been paid to the Administrative Agent, for the account of itself and the Lenders, as applicable, all fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of Weil, Gotshal & Manges LLP) due and payable on or before the Amendment Effective Date;

(c)                                  each of the representations set forth in Section 3 hereof shall be true and correct as of the Amendment Effective Date; and

(d)                                 no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date.

3.                                      Representations and Warranties.  By its execution of this Amendment, the Borrower hereby certifies that:

(a)                                 (i) each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by each Loan Party, (iii) this Amendment is the legal, valid and binding obligation of the each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and (iv) such execution, delivery and performance will not (A) contravene or violate any Loan Party’s Constituent Documents, (B) violate any other Requirement of Law applicable to any Loan Party or any order or decree of any Governmental Authority or arbitrator applicable to the Borrower or (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Related Document or any other material Contractual Obligation of any Loan Party;

(b)                                 each of the representations and warranties made by any Loan Party in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, is true and correct in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date); and

(c)                                  no Default or Event of Default has occurred and is continuing.

4.                                      Acknowledgments; Liens Unimpaired.  Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof, and further hereby affirms, confirms, represents, warrants and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects; (b) after giving effect to this Amendment, (i) the execution, delivery, performance or effectiveness of this Amendment shall not impair the validity, effectiveness or priority of the Liens granted pursuant to the Loan Documents and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (ii) in the case of any Guarantor, its Guaranty, as and to the extent provided in the Loan Documents, shall

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continue in full force and effect in respect of the Obligations under the Credit Agreement and the other Loan Documents; (c) the execution, delivery, performance or effectiveness of this Amendment does not require that any new filings be made or other action taken to perfect or maintain the perfection of such Liens; and (d) the position of the Lenders with respect to such Liens, the Collateral (as defined in the applicable Loan Documents) in which a security interest was granted pursuant to the Loan Documents, and the ability of the Collateral Agent to realize upon such Liens pursuant to the terms of the Loan Documents have not been adversely affected in any material respect by the execution, delivery, performance or effectiveness of this Amendment.

5.                                      Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except in accordance with Section 11.1 of the Credit Agreement.

6.                                      Entire Agreement.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document.

7.                                      GOVERNING LAW AND SUBMISSION TO JURISDICTION.  SECTIONS 11.11 AND 11.12 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO MUTATIS MUTANDIS.

8.                                      Waiver of Jury Trial.  Section 11.13 of the Credit Agreement is hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.

9.                                      Counterparts.  Section 11.16 of the Credit Agreement is hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.

10.                               Entire Agreement.  Section 11.17 of the Credit Agreement is hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

CITICORP USA, INC.
as the Administrative Agent

By:	/s/ Justin McMahan
Name: Justin McMahan
Title: Vice President

TENET HEALTHCARE CORPORATION,
as the Borrower

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

AMISUB (SFH), INC.
AMISUB OF NORTH CAROLINA, INC.
AMISUB OF SOUTH CAROLINA, INC.
BROOKWOOD HEALTH SERVICES, INC.
COASTAL CAROLINA MEDICAL CENTER, INC.
DELRAY MEDICAL CENTER, INC.
DOCTORS HOSPITAL OF MANTECA, INC.
DOCTORS MEDICAL CENTER OF MODESTO, INC.
EAST COOPER COMMUNITY HOSPITAL, INC.
FOUNTAIN VALLEY REGIONAL HOSPITAL AND MEDICAL CENTER
FRYE REGIONAL MEDICAL CENTER, INC.
HOUSTON SPECIALTY HOSPITAL, INC.
JFK MEMORIAL HOSPITAL, INC.
LAKEWOOD REGIONAL MEDICAL CENTER, INC.
LIFEMARK HOSPITALS OF FLORIDA, INC.
LOS ALAMITOS MEDICAL CENTER, INC.
NORTH FULTON MEDICAL CENTER, INC.
PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.
PLACENTIA-LINDA HOSPITAL, INC.
SIERRA VISTA HOSPITAL, INC.
TENET GOOD SAMARITAN, INC.
TENET HEALTHSYSTEM BARTLETT, INC.
TENET HEALTHSYSTEM DESERT, INC.
TENET HEALTHSYSTEM DI, INC.
TENET HEALTHSYSTEM GB, INC.
TENET HEALTHSYSTEM HOSPITALS, INC.
TENET HEALTHSYSTEM NORTH SHORE, INC.
TENET HEALTHSYSTEM SGH, INC.
TENET HEALTHSYSTEM SL, INC.

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TENET HEALTHSYSTEM SPALDING, INC.
TENET HIALEAH HEALTHSYSTEM, INC.
TENET ST. MARY’S, INC.
TWIN CITIES COMMUNITY HOSPITAL, INC.
WEST BOCA MEDICAL CENTER, INC.

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

CGH HOSPITAL, LTD.
By: Coral Gables Hospital, Inc., as General Partner
HILTON HEAD HEALTH SYSTEM, L.P.
By: Tenet Physician Services — Hilton Head, Inc., as General Partner
NEW MEDICAL HORIZONS II, LTD.
By: Cypress Fairbanks Medical Center Inc., as General Partner
TENET FRISCO, LTD.
By: Tenet Healthsystem Hospitals, Inc., as General Partner
TENET HEALTHSYSTEM HAHNEMANN, L.L.C.
By: Tenet HealthSystem Philadelphia, Inc., as Sole Member
TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C.
By: Tenet HealthSystem Philadelphia, Inc., as Sole Member
TENET HOSPITALS LIMITED
By: Tenet Texas, Inc., as General Partner
TH HEALTHCARE, LTD.
By: Lifemark Hospitals, Inc., as General Partner

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

VHS SAN ANTONIO PARTNERS, LLC

By: VHS Acquisition Subsidiary Number 5, Inc., its Managing Member, and VHS Holding Company, Inc.

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC.
VHS ACQUISITION CORPORATION
VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.

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VHS CHILDREN’S HOSPITAL OF MICHIGAN, INC.
VHS DETROIT RECEIVING HOSPITAL, INC.
VHS HARPER-HUTZEL HOSPITAL, INC.
VHS HURON VALLEY-SINAI HOSPITAL, INC.
VHS OF ARROWHEAD, INC.
VHS OF ILLINOIS, INC.
VHS REHABILITATION INSTITUTE OF MICHIGAN, INC.
VHS SINAI-GRACE HOSPITAL, INC.
VHS WEST SUBURBAN MEDICAL CENTER, INC.
VHS WESTLAKE HOSPITAL, INC.
VHS OF PHOENIX, INC.

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

CITIBANK, N.A.,
as a Lender

By:	/s/ Justin McMahan
Name: Justin McMahan
Title: Vice President

WELLS FARGO CAPITAL FINANCE LLC,
as a Lender

By:	/s/ David Klages
Name: David Klages
Title: Duly Authorized Signor

Siemens Financial Services, Inc.,
as a Lender

By:	/s/ John Finore
Name: John Finore
Title: Vice President

By:	/s/ Uri Sky
Name: Uri Sky
Title: Vice President

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CIT HEALTHCARE LLC,
as a Lender

By:	/s/ Barbara Perich
Name: Barbara Perich
Title: Director

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mustafa Topiwalla
Name: Mustafa Topiwalla
Title: Authorized Signatory

Bank of America, N.A.
as a Lender

By:	/s/ Laura Weiland
Name: Laura Weiland
Title: Vice President

COMPASS BANK,
as a Lender

By:	/s/ Marla Cannon
Name: Marla Cannon
Title: Vice President

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